UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - July 28, 2020

ALLETE, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-3548	41-0418150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, without par value	ALE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

                  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 28, 2020, the ALLETE, Inc. ("ALLETE") Board of Directors (the "Board") elected Barbara A. Nick to serve on the Board, effective immediately. Ms. Nick was also appointed to serve on the Audit Committee. Ms. Nick will receive compensation for her Board service consistent with the compensation received by ALLETE’s other non-employee directors, as disclosed in Exhibit 10(k)(2) to ALLETE's Form 10-K for the fiscal year ended December 31, 2019.

Ms. Nick served as president and CEO of Dairyland Power Cooperative from December 2014 until her retirement in July 2020. From 2012 to 2014, she served as president of Minnesota Energy Resources Corporation and president of Michigan Gas Utilities Corporation, subsidiaries of what was then Integrys Energy Group (NYSE:TEG) and is now WEC Energy Group Inc. (NYSE:WEC). From 2007-2012 Nick was Senior Vice President of Energy Delivery & Customer Service at Wisconsin Public Service Company and President of Upper Peninsula Power Company, also subsidiaries of what was then Integrys Energy Group and is now WEC Energy Group Inc. From 1999 to 2007 Ms. Nick held multiple positions, including Vice President of Corporate Services from 2004 to 2007, with what was then WPS Resources Corporation (NYSE:WPS), now WEC Energy Group Inc.

As noted above, Ms. Nick recently retired as president and CEO of Dairyland Power Cooperative. As previously disclosed, Dairyland Power Cooperative and a subsidiary of ALLETE have entered into agreements for the construction and operation of the proposed Nemadji Trail Energy Center (“NTEC”), a 525 MW to 550 MW combined-cycle natural gas-fired generating facility which will be jointly owned by Dairyland Power Cooperative and a subsidiary of ALLETE. ALLETE would purchase approximately 50 percent of NTEC's output starting in 2025. The total project cost is estimated to be approximately $700 million, of which ALLETE’s portion is expected to be approximately $350 million.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit  Description

104  Cover Page Interactive Data File (embedded within the Inline XBRL document).

Readers are cautioned that forward-looking statements should be read in conjunction with disclosures under the heading: “Forward-Looking Statements” located on page 2 of this Current Report on Form 8-K.

ALLETE Form 8-K dated July 28, 2020

Forward-Looking Statements

Statements in this report that are not statements of historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there can be no assurance that the expected results will be achieved. Any statements that express, or involve discussions as to, future expectations, risks, beliefs, plans, objectives, assumptions, events, uncertainties, financial performance, or growth strategies (often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “likely,” “will continue,” “could,” “may,” “potential,” “target,” “outlook” or words of similar meaning) are not statements of historical facts and may be forward-looking.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause our actual results to differ materially from those indicated in forward-looking statements made by or on behalf of ALLETE in this Current Report on Form 8-K (Form 8-K), in presentations, on our website, in response to questions or otherwise. These statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements that could cause our actual results to differ materially from those indicated in the forward-looking statements:

•our ability to successfully implement our strategic objectives;
•global and domestic economic conditions affecting us or our customers;
•changes in and compliance with laws and regulations;
•changes in tax rates or policies or in rates of inflation;
•the outcome of legal and administrative proceedings (whether civil or criminal) and settlements;
•weather conditions, natural disasters and pandemic diseases, including the ongoing COVID-19 pandemic;
•our ability to access capital markets, bank financing and other financing sources;
•changes in interest rates and the performance of the financial markets;
•project delays or changes in project costs;
•changes in operating expenses and capital expenditures and our ability to raise revenues from our customers;
•the impacts of commodity prices on ALLETE and our customers;
•our ability to attract and retain qualified, skilled and experienced personnel;
•effects of emerging technology;
•war, acts of terrorism and cybersecurity attacks;
•our ability to manage expansion and integrate acquisitions;
•population growth rates and demographic patterns;
•wholesale power market conditions;
•federal and state regulatory and legislative actions that impact regulated utility economics, including our allowed rates of return, capital structure, ability to secure financing, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities and utility infrastructure, recovery of purchased power, capital investments and other expenses, including present or prospective environmental matters;
•effects of competition, including competition for retail and wholesale customers;
•effects of restructuring initiatives in the electric industry;
•the impacts on our businesses of climate change and future regulation to restrict the emissions of GHG;
•effects of increased deployment of distributed low-carbon electricity generation resources;
•the impacts of laws and regulations related to renewable and distributed generation;
•pricing, availability and transportation of fuel and other commodities and the ability to recover the costs of such commodities;
•our current and potential industrial and municipal customers’ ability to execute announced expansion plans;
•real estate market conditions where our legacy Florida real estate investment is located may not improve; and
•the success of efforts to realize value from, invest in, and develop new opportunities.

ALLETE Form 8-K dated July 28, 2020

Forward-Looking Statements (Continued)

Additional disclosures regarding factors that could cause our results or performance to differ from those anticipated by this report are discussed in Part I, Item 1A. Risk Factors of ALLETE’s Annual Report on Form 10-K for the year ended December 31, 2019, and Part II, Item 1A. Risk Factors of ALLETE’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in this Form 8-K and in other reports filed with the SEC that attempt to identify the risks and uncertainties that may affect ALLETE’s business.

ALLETE Form 8-K dated July 28, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

July 31, 2020	/s/ Margaret A. Thickens
Margaret A. Thickens
Vice President, Chief Legal Officer, and Corporate Secretary

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ALLETE Form 8-K dated July 28, 2020